EXHIBIT 99.2


[LOGO OMITTED] Merrill Lynch         Bear      [LOGO OMITTED] CIBC
                                    Stearns                      World Markets

                               February 26, 2003

                     CMBS New Issue Collateral Term Sheet
                          ---------------------------

                                 $855,630,000
                                 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1

               Series 2003-PWR1 Commercial Mortgage Pass-Through
                                 Certificates
                          ---------------------------

                   Prudential Mortgage Capital Funding, LLC
                    Bear Stearns Commercial Mortgage, Inc.
                    Wells Fargo Bank, National Association
                                   CIBC Inc.
                           as Mortgage Loan Sellers

                          ---------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                         Initial                                                                    Assumed Final
                                      Pass-Through      Ratings       Subordination                    Principal     Distribution
   Class       Approx. Size (Face)        Rate       (Fitch/ S&P)        Levels         WAL (yrs.)    Window (mo.)       Date
----------------------------------------------------------------------------------------------------------------------------------
    A-1            $268,984,000           [ ]%          AAA/AAA          18.000%           5.70          1-115         10/2012
----------------------------------------------------------------------------------------------------------------------------------
    A-2            $518,244,000           [ ]%          AAA/AAA          18.000%           9.79         115-119        02/2013
----------------------------------------------------------------------------------------------------------------------------------
     B             $32,401,000            [ ]%           AA/AA           14.625%           9.89         119-119        02/2013
----------------------------------------------------------------------------------------------------------------------------------
     C             $36,001,000            [ ]%            A/A            10.875%           9.89         119-119        02/2013
----------------------------------------------------------------------------------------------------------------------------------


Merrill Lynch & Co.                                   Bear, Stearns & Co. Inc.

                              CIBC World Markets

                      Wells Fargo Brokerage Services, LLC

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent
                     --------------
undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates

Transaction Features
--------------------

>    Sellers:

       -------------------------------------------------------------------------------------------------------
                                                                No. of          Cut-off Date
                              Sellers                            Loans          Balance($)(1)       % of Pool
       -------------------------------------------------------------------------------------------------------
       Prudential Mortgage Capital Funding, LLC                    31              $295,582,260       30.8%
       Bear Stearns Commercial Mortgage, Inc.                      27               291,669,922       30.4%
       Wells Fargo Bank, National Association                      27               265,491,434       27.7%
       CIBC Inc.                                                   15               107,290,756       11.2%
       -------------------------------------------------------------------------------------------------------
       Total:                                                     100              $960,034,371      100.0%
       -------------------------------------------------------------------------------------------------------
       (1)With respect to any underlying mortgage loan, the unpaid principal balance thereof as of the Cut-off
          Date (as described below), after application of all payments due on or before that date, whether or not received, is its "Cut-off Date Balance."

>    Loan Pool:
     o  Average Cut-off Date Balance: $9,600,344
     o  Largest mortgage loan by Cut-off Date Balance: $80,000,000
     o  Five largest and ten largest mortgage loans by Cut-off Date Balance:
        28.1% and 40.9% of pool, respectively

>    Credit Statistics:
     o  Weighted average underwritten debt service coverage ratio of 1.64x
     o Weighted average cut-off date loan-to-value ratio of 67.4%; weighted average balloon loan-to-value ratio of 56.8%

>    Property Types:

     -----------------------------------------------------------------
                                                                 % of
     Property Type                                               Pool
     -----------------------------------------------------------------
     Retail                                                      42.5%
     Office                                                      31.0%
     Multifamily                                                 10.2%
     Industrial                                                   6.3%
     Mixed Use                                                    3.8%
     Hotel                                                        2.6%
     Manufactured Housing                                         2.2%
     Other                                                        0.8%
     Self Storage                                                 0.5%
     -----------------------------------------------------------------


>    Call Protection:

     o 92.4% of the pool (92 loans) have a lockout period ranging 24 to 47 payments from origination, then defeasance provisions.
     o 5.1% of the pool (3 loans) have a lockout period ranging 35 to 47 payments from origination, then yield maintenance.
     o 1.6% of the pool (3 loans) have a lockout period of 35 payments from origination, then either yield maintenance or defeasance.
     o 0.7% of the pool (1 loan) has yield maintenance with no lockout period.
     o 0.3% of the pool (1 loan) has a lockout period of 47 payments from origination, then defeasance then declining percent prepayment.

> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent
                     --------------
undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates

Offered Certificates
--------------------

----------------------------------------------------------------------------------------------
                                                               Initial            Average
                   Ratings             Subordination         Certificate           Life
  Class         (Fitch/S & P)             Levels              Balance(1)         (yrs.)(2)
----------------------------------------------------------------------------------------------
A-1               AAA / AAA               18.000%                $268,984,000      5.70
----------------------------------------------------------------------------------------------
A-2               AAA / AAA               18.000%                $518,244,000      9.79
----------------------------------------------------------------------------------------------
B                  AA / AA                14.625%                 $32,401,000      9.89
----------------------------------------------------------------------------------------------
C                   A / A                 10.875%                 $36,001,000      9.89
----------------------------------------------------------------------------------------------


------------------------------------------------------------------------
                                    Assumed Final          Initial
                   Principal         Distribution       Pass-Through
  Class         Window (mo.)(2)        Date(2)             Rate(3)
------------------------------------------------------------------------
A-1                  1-115             10/2012              [ ]%
------------------------------------------------------------------------
A-2                 115-119            02/2013              [ ]%
------------------------------------------------------------------------
B                   119-119            02/2013              [ ]%
------------------------------------------------------------------------
C                   119-119            02/2013              [ ]%
------------------------------------------------------------------------


Private Certificates(4)
--------------------

----------------------------------------------------------------------------------------------
                                                                Initial
                                                             Certificate/         Average
                   Ratings             Subordination           Notional            Life
  Class         (Fitch/S & P)             Levels             Balance(1)(5)       (yrs.)(2)
----------------------------------------------------------------------------------------------
X-1              AAA / AAA                  N/A                  $960,034,371        8.67
----------------------------------------------------------------------------------------------
X-2              AAA / AAA                  N/A                  $[     ]           [   ]
----------------------------------------------------------------------------------------------
D                 A- / A-                 9.375%                  $14,401,000        9.89
----------------------------------------------------------------------------------------------
E               BBB+ / BBB+               8.375%                   $9,600,000        9.89
----------------------------------------------------------------------------------------------
F                BBB / BBB                7.250%                  $10,800,000        9.89
----------------------------------------------------------------------------------------------
G               BBB- / BBB-               6.000%                  $12,001,000        9.94
----------------------------------------------------------------------------------------------
H                BB+ / BB+                4.250%                  $16,800,000        9.98
----------------------------------------------------------------------------------------------
J                 BB / BB                 3.500%                   $7,201,000        9.98
----------------------------------------------------------------------------------------------
K                BB- / BB-                3.000%                   $4,800,000        9.98
----------------------------------------------------------------------------------------------
L                 B+ / B+                 2.250%                   $7,200,000        9.98
----------------------------------------------------------------------------------------------
M                  B / B                  1.875%                   $3,600,000        9.98
----------------------------------------------------------------------------------------------
N                 B- / B-                 1.500%                   $3,600,000        9.98
----------------------------------------------------------------------------------------------
P                   NR                      NR                    $14,401,371        9.98
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------
                Principal/        Assumed Final          Initial
                 Notional          Distribution       Pass-Through
  Class       Window (mo.)(2)        Date(2)             Rate(3)
----------------------------------------------------------------------
X-1                   1-120          03/2013              [ ]%
----------------------------------------------------------------------
X-2                   24-96          03/2011              [ ]%
----------------------------------------------------------------------
D                   119-119          02/2013              [ ]%
----------------------------------------------------------------------
E                   119-119          02/2013              [ ]%
----------------------------------------------------------------------
F                   119-119          02/2013              [ ]%
----------------------------------------------------------------------
G                   119-120          03/2013              [ ]%
----------------------------------------------------------------------
H                   120-120          03/2013              [ ]%
----------------------------------------------------------------------
J                   120-120          03/2013              [ ]%
----------------------------------------------------------------------
K                   120-120          03/2013              [ ]%
----------------------------------------------------------------------
L                   120-120          03/2013              [ ]%
----------------------------------------------------------------------
M                   120-120          03/2013              [ ]%
----------------------------------------------------------------------
N                   120-120          03/2013              [ ]%
----------------------------------------------------------------------
P                   120-120          03/2013              [ ]%
----------------------------------------------------------------------

Notes:        (1)   Subject to a permitted variance of plus or minus 5%.
              (2)   Based on the structuring assumptions, including that ARD
                    loans are paid off on their respective anticipated repayment dates and otherwise a 0% CPR, described in the Prospectus Supplement.
              (3)   The class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N and
                    P certificates will, in the case of each of those classes, bear interest at either a fixed rate per annum or at a variable rate equal to or based upon a weighted average of certain net interest rates on the pooled mortgaged loans from time to time.
              (4)   Certificates to be offered privately pursuant to Rule
                    144A.
              (5)   The notional amount of the Class X-1 certificates is equal to the total certificate principal balance of the Class
                    A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N and P certificates outstanding from time to time.





This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates



I.  Issue Characteristics
    ---------------------
    Issue Type:                    Public:  Classes A-1, A-2, B and C.
                                   Private (Rule 144A):  Classes X-1, X-2, D, E, F, G, H, J, K, L, M, N and P.

    Securities Offered:            $855,630,000 monthly pay, multi-class, sequential pay commercial mortgage REMIC Pass-Through Certificates, consisting of four principal and interest classes (Classes A-1, A-2, B and C)("offered certificates").

    Mortgage Loan Sellers:         Prudential Mortgage Capital Funding, LLC ("PMCF"); Bear Stearns
                                   Commercial Mortgage, Inc. ("BSCMI"); Wells Fargo Bank, National
                                   Association ("WFB"); CIBC Inc. ("CIBC")

    Co-lead Bookrunning            Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns &
    Managers:                      Co. Inc.

    Co-lead Manager                CIBC World Markets Corp.

    Co-Manager:                    Wells Fargo Brokerage Services, LLC

    Master Servicers:              Prudential Asset Resources, Inc. (with respect to the mortgage loans sold by PMCF)
                                   Wells Fargo Bank, National Association (with respect to the loans sold by
                                   BSCMI, WFB and CIBC)(1)

    Special Servicer:              ARCap Special Servicing, Inc.(1)

    Certificate Administrator:     Wells Fargo Bank Minnesota, National Association

    Trustee:                       LaSalle Bank National Association

    Fiscal Agent:                  ABN AMRO Bank N.V.

    Cut-off Date:                  March 1, 2003.(2)

    Expected Closing Date:         On or about March 20, 2003.

    Distribution Dates:            The 11th of each month, commencing in April 2003 (or if the 11th is not a business day, the next business day).

    Minimum Denominations:         $25,000 for the Class A-1 and A-2 certificates, $100,000 for other offered certificates, and in multiples of $1 thereafter.

    Delivery:                      DTC, Euroclear and Clearstream

    ERISA/SMMEA Status:            Classes A-1, A-2, B, and C are expected to be ERISA eligible.  No class of certificates is SMMEA eligible.

    Rating Agencies:               The offered certificates will be rated by Fitch, Inc. and Standard & Poor's
                                   Ratings Services, a division of The McGraw-Hill Companies, Inc.

    Risk Factors:                  THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE SUITABLE FOR ALL
                                   INVESTORS.  SEE THE "RISK FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT
                                   AND THE "RISK FACTORS" SECTION OF THE PROSPECTUS.




(1) Currently Wells Fargo Bank, National Association is the master servicer, and (to the extent necessary) ARCap Special Servicing, Inc. is the special servicer, with respect to the underlying mortgage loan secured by 1290 Avenue of the Americas, but under a separate pooling and servicing agreement.

(2) The Cut-off Date is March 1, 2003 with respect to all mortgage loans except for the underlying mortgage secured by 1290 Avenue of the Americas which will have a Cut-off Date of March 7, 2003.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates




II. Structural Characteristics
    --------------------------

The Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N and P certificates are monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The X-1 and X-2 certificates will accrue interest at a variable rate. All classes of certificates derive their cash flows from the entire pool of Mortgage Loans.

In the aggregate, the Class X-1 and Class X-2 certificates will have a pass-through rate generally equal to the positive difference between (a) the weighted average net mortgage rate of the pooled mortgage loans and (b) the weighted average pass-through rates of the principal paying certificates.





The foregoing terms and structural characteristics of the certificates are in all respects subject to the more detailed description thereof in the Prospectus, Prospectus Supplement and Pooling and Servicing Agreement.













This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


III. Collateral Characteristics


Cut-off Date Balance ($)
------------------------------------------------------
                         No. of     Aggregate
                        Mortgage   Cut-off Date   % of
                          Loans    Balance ($)   Pool
------------------------------------------------------
   997,044 -    999,999      1        997,044     0.1
 1,000,000 -  1,999,999      6     10,482,420     1.1
 2,000,000 -  3,999,999     27     80,288,292     8.4
 4,000,000 -  5,999,999     17     83,141,395     8.7
 6,000,000 -  7,999,999     18    125,961,448    13.1
 8,000,000 -  9,999,999      8     70,408,430     7.3
10,000,000 - 11,999,999      4     43,761,383     4.6
12,000,000 - 13,999,999      1     12,721,195     1.3
14,000,000 - 15,999,999      1     15,817,130     1.6
16,000,000 - 17,999,999      4     66,743,367     7.0
18,000,000 - 27,999,999      8    179,985,590    18.7
28,000,000 - 80,000,000      5    269,726,677    28.1
------------------------------------------------------
Total:                     100    960,034,371   100.0
------------------------------------------------------

Min: $997,044  Max: $80,000,000  Average: $9,600,344

------------------------------------------------------


State
-----------------------------------------------------
                         No. of     Aggregate
                        Mortgaged  Cut-off Date   % of
                       Properties  Balance ($)   Pool
-----------------------------------------------------
California                 18     163,497,278    17.0
   Southern California     11     113,470,872    11.8
   Northern California      7      50,026,406     5.2
New York                   16     161,568,598    16.8
Florida                    12      84,932,138     8.8
North Carolina              6      81,160,133     8.5
Virginia                    5      71,431,248     7.4
Delaware                    1      51,773,030     5.4
Pennsylvania                8      51,510,696     5.4
New Jersey                  5      30,437,582     3.2
Illinois                    3      26,022,210     2.7
Louisiana                   2      25,339,295     2.6
Other States               59     212,362,163    22.1
-----------------------------------------------------
Total:                    135     960,034,371   100.0
-----------------------------------------------------


Property Type
-----------------------------------------------------
                     No. of       Aggregate
                   Mortgaged    Cut-off Date  % of
                   Properties    Balance ($)  Pool
-----------------------------------------------------
Retail                46         408,126,779  42.5
Office                22         297,705,106  31.0
Multifamily           20          97,981,320  10.2
Industrial            31          60,505,595   6.3
Mixed Use              5          36,704,393   3.8
Hotel                  1          25,000,000   2.6
Manufactured Housing   7          21,093,165   2.2
Self Storage           2           5,134,398   0.5
Other                  1           7,783,615   0.8
-----------------------------------------------------
Total:               135         960,034,371 100.0
-----------------------------------------------------


Mortgage Rate (%)
----------------------------------------------------
                    No. of    Aggregate
                   Mortgage  Cut-off Date    % of
                     Loans   Balance ($)     Pool
----------------------------------------------------
5.170 - 5.249          2        54,555,937    5.7
5.250 - 5.499          4        21,640,997    2.3
5.500 - 5.749         14       185,911,511   19.4
5.750-  5.849          6        91,552,789    9.5
5.850 - 5.949         19       199,997,429   20.8
5.950 - 6.049         14        55,673,737    5.8
6.050 - 6.149          9        72,025,512    7.5
6.150 - 6.249         10        47,701,696    5.0
6.250 - 6.349          7        40,872,951    4.3
6.350 - 6.449          6        41,633,591    4.3
6.450 - 6.549          4        46,420,468    4.8
6.550 - 6.649          1        10,654,180    1.1
6.650 - 6.749          1         3,593,012    0.4
6.750 - 6.999          1        80,000,000    8.3
7.000 - 7.000          2         7,800,561    0.8
----------------------------------------------------
Total:               100       960,034,371  100.0
----------------------------------------------------

Min: 5.170%   Max: 7.000%     Wtd Avg: 5.979%

----------------------------------------------------


Original Term to Stated Maturity or ARD (mos)
----------------------------------------------------
                    No. of     Aggregate
                   Mortgage   Cut-off Date   % of
                     Loans     Balance ($)   Pool
----------------------------------------------------
60                      4       26,967,148    2.8
61 - 84                 5      104,009,208   10.8
85 - 120               90      749,058,016   78.0
121 - 123               1       80,000,000    8.3
----------------------------------------------------
Total:                100      960,034,371  100.0
----------------------------------------------------

Min: 60       Max: 123         Wtd Avg: 115

----------------------------------------------------

Remaining Term to Stated Maturity or ARD (mos)
----------------------------------------------------
                    No. of     Aggregate
                   Mortgage   Cut-off Date   % of
                     Loans     Balance ($)   Pool
----------------------------------------------------
56 - 60                4       26,967,148     2.8
61 - 84                5      104,009,208    10.8
85 - 120              91      829,058,016    86.4
----------------------------------------------------
 Total:              100      960,034,371   100.0
----------------------------------------------------

  Min: 56       Max: 120          Wtd Avg: 112
----------------------------------------------------


Cut-off Date Loan-to-Value Ratio (%)
------------------------------------------------
                 No. of     Aggregate
                Mortgage   Cut-off Date   % of
                 Loans     Balance ($)    Pool
------------------------------------------------
 43.25 - 50.00      5       95,706,845    10.0
 50.01 - 55.00      7       85,619,306     8.9
 60.01 - 65.00     12      154,001,149    16.0
 65.01 - 70.00     15      160,513,947    16.7
 70.01 - 75.00     30      229,020,735    23.9
 75.01 - 79.74     31      235,172,389    24.5
------------------------------------------------
Total:            100      960,034,371   100.0
------------------------------------------------

Min:  43.25%  Max: 79.89%  Wtd Avg:   67.35%

------------------------------------------------


 Loan-to-Value Ratio at Maturity or ARD (%)
 -----------------------------------------------
                 No. of    Aggregate
               Mortgage   Cut-off Date    % of
                 Loans    Balance ($)     Pool
 -----------------------------------------------
 34.37 - 40.00      7       25,474,193     2.7
 40.01 - 45.00      5      170,683,063    17.8
 45.01 - 50.00      3       14,377,339     1.5
 50.01 - 55.00     10      123,873,612    12.9
 55.01 - 60.00     22      189,348,329    19.7
 60.01 - 65.00     28      268,563,668    28.0
 65.01 - 70.00     22      151,460,166    15.8
 70.01 - 75.27      3       16,254,003     1.7
 -----------------------------------------------
    Total:        100      960,034,371   100.0
 -----------------------------------------------

   Min: 34.37%   Max: 71.42%    Wtd Avg: 56.78%

 -----------------------------------------------


 Debt Service Coverage Ratios (x)
 -----------------------------------------------
                 No. of    Aggregate
               Mortgage  Cut-off Date   %  of
                  Loans   Balance ($)    Pool
 -----------------------------------------------
  1.14 - 1.19       1     25,000,000     2.6
  1.20 - 1.24       1      1,940,754     0.2
  1.25 - 1.29       3     17,654,267     1.8
  1.30 - 1.34       3     18,586,524     1.9
  1.35 - 1.39       8     62,180,140     6.5
  1.40 - 1.44      15    143,636,955    15.0
  1.45 - 1.49      12     60,921,385     6.3
  1.50 - 1.54      21    136,844,447    14.3
  1.55 - 1.59      12    130,394,973    13.6
  1.60 - 1.64       5     79,491,193     8.3
  1.65 - 1.69       3     35,627,473     3.7
  1.75 - 1.79       5     24,201,204     2.5
  1.80 - 1.84       2     34,598,695     3.6
  1.85 - 1.89       1      2,691,909     0.3
  1.90 - 1.94       2     82,492,603     8.6
  1.95 - 1.99       1     46,875,004     4.9
  2.00 - 2.49       1      2,492,353     0.3
  2.50 - 2.68       4     54,404,491     5.7
 -----------------------------------------------
    Total:        100    960,034,371   100.0
 -----------------------------------------------

   Min: 1.14x    Max: 2.68x      Wtd Avg: 1.64x

 -----------------------------------------------


All numerical information and statistical data concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their scheduled principal balances as of the cut-off date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. Sum of columns may not match "Total" due to rounding.





This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


IV.        Large Loan Description

                                                          Ten Largest Loans

------ ----------------------------------------- ------------------ --------- ------------- ------------- --------- ---------


                                                                                             Cut-off Date   % of      Units/
 No.                 Property Name                      City          State   Property Type    Balance      Pool        SF
------ ----------------------------------------- ------------------ --------- ------------- ------------- --------- ---------
   1.  1290 Avenue of the Americas               New York              NY        Office      $80,000,000     8.3%   1,978,622
------ ----------------------------------------- ------------------ --------- ------------- ------------- --------- ---------
   2.  Brandywine Office Building & Garage       Wilmington            DE        Office       51,773,030     5.4      444,177
------ ----------------------------------------- ------------------ --------- ------------- ------------- --------- ---------
   3.  Ballston Common Mall                      Arlington             VA        Retail       49,888,644     5.2      310,704
------ ----------------------------------------- ------------------ --------- ------------- ------------- --------- ---------
   4.  The Furniture Plaza and Plaza Suites      High Point            NC        Retail       46,875,004     4.9      723,419
------ ----------------------------------------- ------------------ --------- ------------- ------------- --------- ---------
   5.  Inland Portfolio 2                        Various             Various      Retail      41,190,000     4.3      548,409
------ ----------------------------------------- ------------------ --------- ------------- ------------- --------- ---------
   6.  North Ranch Mall                          Westlake Village      CA        Retail       27,927,666     2.9      184,638
------ ----------------------------------------- ------------------ --------- ------------- ------------ ---------- ---------
   7.  Quaker Park                               Conshohocken          PA        Office       27,165,796     2.8      202,754
------ ----------------------------------------- ------------------ --------- ------------- ------------- --------- ---------
   8.  Renaissance Pere Marquette Hotel          New Orleans           LA         Hotel       25,000,000     2.6          280
------ ----------------------------------------- ------------------ --------- ------------- ------------- --------- ---------
   9.  100 Court Street                          Brooklyn              NY         Retail      21,463,607     2.2      102,777
------ ----------------------------------------- ------------------ --------- ------------- ------------- --------- ---------
  10.  Canyon Plaza Shopping Center              Anaheim Hills         CA         Retail      20,955,051     2.2      160,805
------ ----------------------------------------- ------------------ --------- ------------- ------------- --------- ---------
       Total/Weighted Average                                                               $392,238,797    40.9%
------ ----------------------------------------- ------------------ --------- ------------- ------------- --------- ---------


------ -----------------------------------------  --------- ------- ---------- ----------
                                                                     Cut-off      LTV
                                                                      Date      Ratio at
                                                   Loan per   U/W      LTV      Maturity
 No.                 Property Name                 Unit/SF    DSCR    Ratio      or ARD
------ -----------------------------------------  --------- -------- -------- -----------
   1.  1290 Avenue of the Americas                    $195    1.91x    48.1%     44.3%
------ -----------------------------------------  --------- -------- -------- -----------
   2.  Brandywine Office Building & Garage             117    1.60x    68.5%     61.7%
------ -----------------------------------------  --------- -------- -------- -----------
   3.  Ballston Common Mall                            161    1.59x    65.6%     55.6%
------ -----------------------------------------  --------- -------- -------- -----------
   4.  The Furniture Plaza and Plaza Suites             65    1.95x    62.5%     40.1%
------ -----------------------------------------  --------- -------- -------- -----------
   5.  Inland Portfolio 2                               75    2.68x    53.9%     53.9%
------ -----------------------------------------  --------- -------- -------- -----------
   6.  North Ranch Mall                                151    1.81x    60.1%     50.4%
------ -----------------------------------------  --------- -------- -------- -----------
   7.  Quaker Park                                     134    1.42x    75.5%     58.7%
------ -----------------------------------------  --------- -------- -------- -----------
   8.  Renaissance Pere Marquette Hotel             89,286    1.14x    54.8%     43.2%
------ -----------------------------------------  --------- -------- -------- -----------
   9.  100 Court Street                                210    1.52x    72.0%     57.0%
------ -----------------------------------------  --------- -------- -------- -----------
  10.  Canyon Plaza Shopping Center                    130    1.43x    74.8%     63.8%
------ -----------------------------------------  --------- -------- -------- -----------
       Total/Weighted Average                                 1.78x    61.3%     51.6%
------ -----------------------------------------  --------- -------- -------- -----------


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


               Mortgage Loan No. 1 -- 1290 Avenue of the Americas


                             Loan Information
----------------------------------------------------------------------------
Mortgage Loan Seller:              WFB

Original Balance:                  $80,000,000(1)

Cut-off Date Balance:              $80,000,000(1)

First Payment Date:                11/07/2002

Interest Rate:                     6.8527%

Amortization Term:                 Interest only through July 7, 2007.
                                   Principal and interest payments of
                                   $565,865.28 beginning August 7, 2007
                                   through January 7, 2012. Interest only from
                                   February 7, 2012 through maturity.

ARD:                               No

Maturity Date:                     01/07/2013

Expected Maturity Balance:         $73,558,442

Sponsor(s):                        Jamestown and Apollo Real Estate

Interest Calculation:              Actual/360

Call Protection:                   Lockout until the earlier of September
                                   9, 2006 and 2 years after the REMIC
                                   "start-up" day with respect to the last
                                   portion  of the loan to be securitized,
                                   with U.S. government obligations
                                   defeasance thereafter.  The "A" notes
                                   are open to prepayment without premium
                                   from and after November 7, 2012.









Cut-off Date Balance per SF:        $194.58

Up-front Reserves:(2)              TI/LC:              $15,000,000
                                   RE Tax:             $4,925,000
                                   Insurance:          $395,083

Ongoing Reserves:                  TI/LC:              (2)

                                   RE Tax:             $1,641,668/month(2)

                                   Insurance:          $395,083/month(2)

                                   Operating Expense:    (3)


Lockbox:                           In Place, Hard

---------------------------------- ------------------- ------------------





                             Property Information
-------------------------------------------------------------------------

Shadow Rating: (4)               A/AA-

Single Asset/Portfolio:          Single Asset

Property Type:                   Office

Property Sub-type:               Urban

Location:                        New York, NY

Year Built/Renovated:            1963



Occupancy Rate: (5)              98.7%
Square Footage:                  1,978,622


The Collateral:                  43-story class A office building

Ownership Interest:              Fee




Major Tenants                                                Lease
-------------                       % NRA      Rent PSF    Expiration
                                    -----      --------    ----------
Equitable Life Assurance(6)         39.3%       $37.83    09/30/2004,
                                                           12/31/2008

                                                              and

                                                           12/31/2011

Warner Communications(6)            11.4%       $41.72     09/30/2004
                                                              and

                                                           06/30/2012

Morrison & Foerster (7)             10.1%       $25.47     09/30/2012

Property Management:             Jamestown 1290 Management, L.P.





U/W Net Cash Flow:               $51,041,775

Appraised Value: (8)             $800,000,000

Cut-off Date LTV Ratio:          48.1%

LTV Ratio at Maturity:           44.3%

U/W DSCR: (9)                    1.91x


----------------------------     ---------------- ----------- -----------


(1) The subject $80,000,000 loan represents a 20.78% pari passu interest in the senior ("A") $385,000,000 portion of a $440,000,000 total mortgage debt. All aggregate loan-to-value and debt service coverage numbers in this table are based on the total $385,000,000 senior financing.

(2) The borrower is required to escrow 1/12 of annual insurance premiums and real estate taxes monthly. The amounts shown above as "up-front reserves" are the monthly collections as of December 31, 2002. The borrower is required to fund a TI/LC reserve (a) monthly in the amount of $370,000/month during the period from July 7, 2007 through December 7, 2011, (b) monthly in the amount of 100% of cash flow after the payment of debt service, real estate tax and insurance escrows and operating expenses, starting January 7, 2012 and (c) monthly in the amount of 100% of cash flow after the payment of debt service, real estate tax and insurance escrows and operating expenses, at any time that the total funds in the TI/LC reserve account fall below $3,000,000. However, during the period from and after January 7, 2012, the borrower will not be required to fund the TI/LC reserve in excess of amounts that (when added to amounts in the TI/LC reserve that are deemed "Surplus Near Term Rollover Funds") would exceed (y) $50/NRA of space that is vacant or subject to lease expiration in 2011 through 2014 and not extended within target term parameters plus (z) the greater of $50/NRA or the actual cost of future re-leasing costs for space that is subject to a lease within those parameters. [FOOTNOTES CONTINUED ON NEXT PAGE]



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates

(3) Upon the rollover account equaling less than $3,000,000 or on the maturity date of the December 7, 2011 the borrower is required to deposit monthly the amount of operating expenses as set forth in the budget.

(4) Fitch Ratings and Standard & Poor's have affirmed that the 1290 Avenue of the Americas Mortgage Loan has, in context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A" / "AA--" by Fitch Ratings and Standard and Poor's, respectively.

(5) Occupancy is based on the rent roll dated December 1, 2002.

(6) Rent PSF is calculated based on the total annual gross rent paid by the applicable tenant divided by their total leased square footage.

(7) Morrison Foerster has leased four floors, totaling 104,468 SF. The rent commencement dates are between January 29, 2003 and March 31, 2003 with two floors leased at $56 PSF and two floors at $74 PSF. As of April 1, 2003, after the return of a 17,468 SF space on floor 39, Morrison Foerster will lease a total of 182,524 SF with an average rent of $59.76 PSF.

(8) As of December 2, 2002.

(9) This U/W DSCR is for the initial IO period of the loan. Based on amortization beginning August 7, 2007, the U/W DSCR for the loan would be 1.56x

The 1290 Avenue of the Americas Mortgage Loan

   The Loan. The largest loan (the "1290 Avenue of the Americas Mortgage Loan") is secured by a first priority Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "1290 Avenue of the Americas Mortgage") encumbering the 1,978,622 square foot office tower known as 1290 Avenue of the Americas, located in New York, NY (the "1290 Avenue of the Americas Mortgaged Property"). The 1290 Avenue of the Americas Mortgaged Property, also secures a) four (4) other mortgage loans that have an aggregate principal balance as of the Cut-off Date of approximately $305,000,000 and are pari passu in the right of payment with the 1290 Avenue of the Americas Mortgage Loan; and (b) another mortgage loan that has a principal balance as of the Cut-off Date of approximately $55,000,000 and is subordinate in the right of payment to the 1290 Avenue of the Americas Mortgage Loan. None of the mortgage loans described in clauses (a) and (b) above will back the series 2003-PWR1 Certificates.

     The Borrower. The borrower is Jamestown 1290, L.P., a Delaware limited partnership (the "1290 Avenue of the Americas Borrower") that owns no material assets other than the 1290 Avenue of the Americas Mortgaged Property and related interests. The 1290 Avenue of the Americas Borrower is sponsored by Jamestown, a real estate investment and management company that was founded in 1983 and that buys American property on behalf of large groups of individual German investors through the vehicle of American limited partnerships that it sponsors. An affiliate of Apollo Real Estate, which was a major shareholder in the seller of the 1290 Avenue of the Americas Mortgaged Property, retained a subordinated equity interest in the project.

     The Property. The 1290 Avenue of the Americas Mortgaged Property, located in the midtown neighborhood of New York City on the blockfront between 51st St. and 52nd St., was originally constructed in 1963. The 1290 Avenue of the Americas Mortgaged Property consists of a 1,978,622 square foot, 43-story office tower with ground floor retail. The building is structural steel encased in concrete. The 1290 Avenue of the Americas Mortgaged Property is situated on an approximately 89,775 SF parcel and contains 29 underground parking spaces.

     Property Management. The 1290 Avenue of the Americas Mortgaged Property is managed by Jamestown 1290 Management, L.P., which is affiliated with the 1290 Avenue of the Americas Borrower. Jamestown 1290 Management, L.P. has hired Tishman Speyer Properties, L.P. to manage the 1290 Avenue of the Americas Mortgaged Property on its behalf. The management agreement and the sub-management agreement are subordinate to the 1290 Avenue of the Americas Mortgage Loan.

     Mezzanine Loan and Preferred Equity Interest. Not allowed.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates



     Additional Indebtedness. Not allowed, except for (a) unsecured trade payables and operational debt not evidenced by a note, not more than 60 days past due, incurred in the ordinary course of business and not in the excess of $8,800,000 in the aggregate at any one time, and (b) unsecured financing for tenant work letter obligations, improvement allowances and leasing commissions, incurred in the ordinary course of business and not in excess of $10,000,000, when combined with indebtedness under (a) above.

     Release of Parcels. None permitted.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


          Mortgage Loan No. 2 -- Brandywine Office Building & Garage


                                     Loan Information
------------------------------------------------------------------------------
Mortgage Loan Seller:        BSCMI

Original Balance:            $52,000,000

Cut-off Date Balance:        $51,773,030

First Payment Date:          12/01/2002

Interest Rate:               5.5500%(1)

Amortization Term            360 months

ARD:                         Yes

Anticipated Repayment Date:  11/01/2009

Expected Balance at ARD:     $46,644,740

Final Maturity Date:         November 1, 2023


Sponsor(s):                  Christopher Buccini, Robert Buccini,
                             David Pollin

Interest Calculation:        Actual/360

Call Protection:             28 payment lockout from date of
                             origination, with U.S. Treasury
                             defeasance on the entire loan for
                             following 54 payments and on the garage
                             portion until 10/01/2007, and open to
                             prepayment without premium thereafter
                             until final maturity.









Cut-off Date Balance per     $116.70
SF:

Up-front Reserves:           RE Tax:             $140,724


                             Insurance:          $32,170


                             Replacement:        $8,139

                             Other: (2)          $392,640

Ongoing Reserves:            RE Tax:             $53,530/month

                             Insurance:          $16,085/month

                             Replacement:        $8,139/month

                             Other:              (3)

Lockbox:                     In-place, Hard
------------------------------- ------------------ ---------------------




                    Property Information
------------------------------------------------------------------------
Shadow Rating:               NAP

Single Asset/Portfolio:      Single Asset (4)

Property Type:               Office

Property Sub-type:           Urban

Location:                    Wilmington, DE

Year Built/Renovated:        1970 & 2000 / 2000

Occupancy Rate:(5)           94.8%

Square Footage:(6)           443,632



The Collateral:              A Class A office building and parking
                             garage

Ownership interest:          Fee/Leasehold





                                                          Lease
Major Tenants                % NRA(7)     Rent PSF     Expiration
-------------                -----        --------     ----------

DuPont                         65.6%       $20.33      09/01/2010

Young Conaway Stargatt         18.3%       $22.03      11/13/2011
& Taylor(8)
                                                           and

                                                      12/18/2011

Klett Rooney Lieber &
Schorling                       4.0%        $24.00      11/01/2010

Property Management:         Supervisory: BPG Real Estate Services,
                             LLC

                             Building: Cushman & Wakefield of
                             Delaware, Inc.

                             Garage: Central Parking System of
                             Pennsylvania, Inc.





U/W Net Cash Flow:           $5,705,396

Appraised Value:(9)          $75,600,000

Cut-off Date LTV Ratio:      68.5%

LTV Ratio at ARD:            61.7%

UW DSCR:                     1.60x
-------------------------------------------- ---------- ------------

(1) After the anticipated repayment date, interest rate increases to 7.550% per annum. Payment of additional interest is deferred.

(2) $392,640 was deposited at closing; a $248,640 letter of credit for the Young Conaway Stargatt & Taylor expansion space and $144,000 for the Greenberg Traurig expansion space, to be released when each tenant has taken occupancy, opened for business, and commenced payment of rent.

(3) On or before September 1, 2006, the borrower must deposit a $900,000 letter of credit to be held until the borrower provides satisfactory evidence that DuPont will not exercise its termination option. If DuPont terminates its lease, borrower must deposit $1,800,000 termination fee in addition to a cash flow sweep until $5,350,000 has been escrowed. In the event that Klett Rooney Lieber & Schorling does not waive or renegotiate its termination options in 2005 or 2008, the borrower shall deliver $285,000 if the termination date occurs in 2005 or $70,000 if the termination date occurs in 2008.

(4) Collateral includes two buildings attached by an underground tunnel. [FOOTNOTES CONTINUED ON NEXT PAGE]

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates

(5) Occupancy based on rent roll for office property dated September 30, 2002.

(6) Office property is 405,844 SF and garage property is 37,788 SF or 660 spaces.

(7) NRA percentage is based on the office property only.

(8) Rent PSF is calculated based on the total annual gross rent paid by the applicable tenant divided by their total leased square footage.

(9) As of September 17, 2002.

The Brandywine Office Building and Garage Mortgage Loan.

     The Loan. The second largest loan (the "Brandywine Office Building and Garage Mortgage Loan") is secured by a first priority fee mortgage on the Brandywine Office portion and a leasehold mortgage on the Garage portion in Wilmington, Delaware.

     The Borrowers. The borrowers are Brandywine Office Investment LLC and Tatnall Garage Investments LLC, two separate single purpose entities. The borrowers own no material assets other than the property and related interests. The borrower is a partnership between the Buccini/Pollin Group ("BPG") and Wafra Investment Advisory Group. BPG is a full service real estate development, acquisition, and management company with offices in Alexandria, Virginia, Wilmington, Delaware, and New York, New York. BPG has acquired and developed over 2.4 million SF of office, industrial, residential, and retail properties, 1,750 hotel rooms, 365 residential units, and 1,200 covered parking spaces. Wafra Investment Advisory Group is beneficially owned by the Public Institution of Social Security of Kuwait. The Real Estate Division of Wafra Investment Advisory Group has approximately $169 million in assets under management.

     The Property. The Brandywine Office Building and Garage is a class A, 405,844 SF office building and a 660 stall parking garage located in the core of the Wilmington, Delaware central business district. The two structures are joined by an underground tunnel. The 18-story office portion of the collateral was constructed in 1970, with a complete renovation in 2000 at a cost of approximately $17 million, including a full lobby and exterior plaza restoration. The garage portion was constructed in 2000, with an electronic speedpass entry system and a state of the art security system that is connected to a citywide video monitoring system.

     The subject property is located in the Rodney Square area of the Wilmington central business district. Office tenants in the area include Wilmington Trust, JP Morgan Chase, Hercules, Juniper, and various law firms and financial sector tenants. The Hotel DuPont, a luxury hotel, is one block from the property. Similar class A properties in the Rodney Square submarket have historically outperformed the market vacancy rates of approximately 3.5% and average rents of approximately $26 PSF.

     Wilmington has been DuPont's world-wide headquarters since the company was founded in 1802. DuPont currently occupies approximately 1 million SF in the Wilmington market and 7 million SF of R&D space in the surrounding suburbs.

     Significant Tenants: The office portion is currently 94.8% occupied by 7 tenants.

     DuPont (NYSE: DD), rated AA- by S&P and Aa3 by Moody's, occupies 266,088 SF (65.6% of the total NRA) under a lease for $20.33 PSF expiring in 2010. DuPont has three five year renewal options, the first of which stipulates a rent of $22.48 PSF which is below today's local market rent. Founded in 1802, DuPont is a leader in science and technology in high performance materials, synthetic fibers, electronics, specialty chemicals, agriculture, and biotechnology. Its products are manufactured for distribution and sale to many different markets, including the transportation, textile, construction, motor vehicle, agricultural, home furnishings, medical, packaging, electronics, and


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


nutrition and health markets. The company and its subsidiaries have operations in approximately 75 countries and employs approximately 79,000 people worldwide. The company had revenues of approximately $24.7 billion in 2001.

     DuPont may terminate the lease in 2008 upon payment of a $1.8 million termination fee. On or before September 1, 2006, the borrower must deposit a $900,000 letter of credit to be held until the borrowers provide satisfactory evidence that DuPont will not exercise its termination option.

In the event DuPont does terminate, the $1.8 million lease termination fee will be deposited with the borrowers and all excess cash flow will be swept until a reserve of $5.35 million for a re-leasing is achieved, which equates to approximately $20.11 PSF on the DuPont space. Alternatively, the borrowers may deposit a $5.35 million letter of credit. If DuPont does not terminate early, but does not renew their lease, a cash flow sweep will also be triggered prior to lease expiration.

Young Conaway Stargatt & Taylor occupies 74,272 SF (18.3% of the total NRA) under a lease for $22.03 PSF expiring in 2011. The law firm currently employs 75 lawyers with main offices in Georgetown and Wilmington. The firm's area of expertise includes bankruptcy, commercial, corporate, banking, intellectual property litigation, and real estate and tax litigation.

     Property Management. BPG Real Estate Services, LLC, an affiliate of the borrowers, manages the property in a supervisory role. Cushman & Wakefield of Delaware, Inc. manages the office portion of the collateral. The garage portion is operated by Central Parking System of Pennsylvania, Inc.

     Mezzanine or Subordinate Indebtedness. The borrowers may obtain future mezzanine financing from a qualified lender as defined in the loan documents under certain conditions, including that the mezzanine loan together with the outstanding principal amount of the Brandywine Office Building and Garage Mortgage Loan shall not exceed (a) eighty percent (80%) of the appraised value of the subject property or (b) if the garage has been released, a percentage of that appraised value equal to the sum of (i) sixty-five percent (65%) and
(ii) the difference between 80% and the ratio (expressed as a percentage) of the loan to actual appraised value. The final capital structure of any mezzanine financing is subject in all respects to lender's and the rating agencies' approval.

     Ground Lease. The garage portion is subject to a ground lease from DuPont for an annual rent of $1 per year expiring in 2098.

     Release of Parcels. The borrowers may obtain the release of the parking garage portion of the loan through defeasance of $12.5 million of the loan amount, subject to certain conditions, including satisfaction of a 1.50x debt service coverage ratio test based on a 7.06% debt service constant and a loan-to-value ratio not greater than 65%.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


                  Mortgage Loan No. 3-- Ballston Common Mall


                         Loan Information
----------------------------------------------------------------------------
Mortgage Loan Seller:               PMCF

Original Balance:                   $49,888,644(1)

Cut-off Date Balance:               $49,888,644(1)

First Payment Date:                 04/01/2003

Interest Rate:                      5.8453%

Amortization Term:                  358 months

ARD:                                No

Maturity Date:                      01/01/2013

Expected Maturity Balance:          $42,297,825

Sponsor:                            Forest City Enterprises, Inc.

Interest Calculation:               Actual/360

Call Protection:                    25 payment lockout from date of
                                    origination, with U.S. Treasury
                                    defeasance for the following 89
                                    payments, and open to prepayment
                                    without premium thereafter until loan
                                    maturity.












Cut-off Date Balance per SF:        $160.57

Up-front Reserves:                  RE Tax:            $200,200

                                    Insurance:         $21,062

                                    TI/LC: (2)         $1,100,000

Ongoing Reserves:                   RE Tax:            $50,050/month

                                    Insurance          $7,021/month

                                    Replacement:       $6,667/month

Lockbox:                            In-Place, Hard (A/B)

------------------------------------- ------------------- ------------------


          Property Information
----------------------------------------------------------------------
Shadow Rating:               NAP

Single Asset/Portfolio:      Single Asset

Property Type:               Retail

Property Sub-type:           Anchored

Location:                    Arlington, VA

Year Built/Renovated:        1986/2000

Occupancy Rate: (3)          86.0%

Square Footage:              310,704


The Collateral:              An anchored shopping center

Ownership Interest:          Fee




       Anchors(4)
       ----------

Hecht's Department Store

Hecht's Furniture Store

                                                           Lease
Major Tenants                   % NRA      Rent PSF      Expiration
-------------                   -----      --------      ----------

Regal Cinemas                   21.6%       $13.21       06/30/2019

Sport & Health                  10.5%       $17.00       06/30/2010

Rock Bottom Restaurant          3.1%        $24.50       08/31/2014

Property Management:         Forest City Commercial Management, Inc.



U/W Net Cash Flow:           $5,631,312

Appraised Value: (5)         $76,000,000

LTV Ratio at Maturity:       55.7%

Cut-off Date LTV Ratio:      65.6%

U/W DSCR:                    1.59x



---------------------------- ---------------- ----------- ------------


(1) Represents the senior A-Note portion of a $53,888,644 total mortgage debt.

(2) The borrower posted a $1,100,000 evergreen Letter of Credit for payments in connection with re-leasing the property pursuant to leases currently contemplated with Medina Bistro, Charbroil Steakhouse, and KFC/Taco Bell (or replacement lease with similar terms, economic and otherwise, approved by lender).

(3) Occupancy is based on the rent roll dated December 11, 2002.

(4) Hecht's Department Store and Hecht's Furniture Store are anchor tenants for the shopping center, and while these parcels are part of the shopping center they are not part of the collateral for the Ballston Common Mall Mortgage Loan.

(5) As of November 26, 2002.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


The Ballston Common Mall Mortgage Loan

     The Loan. The third largest loan (the "Ballston Common Mall Mortgage Loan") is secured by a first priority mortgage on the Ballston Common Mall located in Arlington, Virginia, which mortgage on the subject property also secures a subordinate $4,000,000 B-note mortgage loan (the "Ballston Common Mall B-Note Loan").

     The Borrower. The borrower is FC Ballston Common, LLC, a Delaware limited liability company. The borrower owns no material assets other than the subject property and related interests. The sponsor for this transaction is Forest City Enterprises, Inc., which had approximately $4.9 billion in total assets, with $3.8 billion in net real estate assets as of October 31, 2002. As of January 2002, the company owned approximately 18.5 million SF of retail space,
8.8 million SF of office space, and more than 35,000 residential units.

     The Property. Ballston Common Mall is a 310,704 SF retail center located in Arlington, Virginia. Arlington is located approximately four miles west of Washington, D.C. The subject property was constructed in 1986 and was renovated in 1999 and 2000. The mall is anchored by a Hecht's Department Store and a Hecht's Furniture Store, neither of which are collateral for the Ballston Common Mall Mortgage Loan. The subject property is approximately 86.0% occupied with a mixture of various in-line stores, restaurants and a cinema.

     The subject property is situated on Glebe Road, a primary north/south artery that runs through Arlington. Also, the subject property is accessible by the Metrorail transit system, with a station located two blocks away, which is connected to the subject property by an enclosed skywalk. According to the appraiser, occupancies for the nine most competitive centers in the area range from 80% to 98%. The site is approximately 3.53 acres. Parking is provided by the Ballston Public Parking Garage, which is attached to the subject property.

     Significant Tenants: The subject property is approximately 86.0% occupied by a total of 86 tenants. In addition, three tenants totaling 7,332 SF have leases out for signature and are expected to take occupancy in the near future. This represents additional lease-up of 2.4% not included in the stated occupancy.

     Regal Cinemas occupies 67,062 SF (21.6% of the total NRA) under a lease for $13.21 PSF expiring in 2019. Regal Cinemas operates a 12-screen movie theater featuring stadium-style seating and has been in occupancy since 1999.

     Sport & Health occupies 32,652 SF (10.5% of the total NRA) under a lease for $17.00 PSF expiring in 2010. Sport & Health is a regional health club operator with 29 facilities in the DC, Maryland, and Virginia area. The company was founded in 1973 and employs approximately 2,110 persons. The facility at the subject property is a full-service health and fitness club.

     While no other tenant occupies more than 3.1% of the subject property's NRA, additional tenants include CVS (rated A by S&P and A2 by Moody's), occupying 8,736 SF (2.8% of the total NRA), Victoria's Secret (owned by Limited Brands with a parent rating of BBB+ by S&P and Baa1 by Moody's), occupying 4,968 SF (1.6% of the total NRA), and Radio Shack (rated A- by S&P and A- by Fitch), occupying 2,669 SF (0.9% of the total NRA).

     Property Management. The subject property is managed by Forest City Commercial Management, Inc., an affiliate of the borrowing entity.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


     Mezzanine or Subordinate Indebtedness. The Ballston Common Mall Mortgage Loan and the Ballston Common Mall B-Note Loan are subject to a co-lender agreement that provides, among other things that payments of interest and principal will be made on both loans, based on their respective interest rates and amortization terms until an event of default under the Ballston Common Mall Mortgage Loan. For as long as a monetary event of default or other material event of default exists with respect to the loans, after any grace period or cure period, or the loans are being specially serviced, payment of principal and interest due on the Ballston Common Mall B-Note Loan will be subordinate to the payment of principal and interest due on the Ballston Common Mall Mortgage Loan. In the event that there exists an event of default under the Ballston Common Mall Mortgage Loan and the Ballston Common Mall Mortgage Loan becomes specially serviced, the holder of the Boston Common Mall B-Note Loan will be entitled to purchase the Ballston Common Mall Mortgage Loan from the trust at a price generally equal to the principal balance plus accrued interest without any prepayment premium. Under certain circumstances the amortization schedule for the Ballston Common Mall B-Note Loan may be adjusted, effective as of July 20, 2003, to cause the Ballston Common Mall B-Note Loan to become a self-amortizing loan over its remaining Term; provided that, prior to such adjustment an affiliate of the borrower may elect to acquire the Ballston Common Mall B-Note Loan, and if the affiliate so elects, the Ballston Common Mall B-Note Loan shall be converted into a mezzanine loan and the borrower affiliate purchasing the loan must execute an intercreditor agreement in a form acceptable to the rating agencies.

     Additional Indebtedness. Not allowed.

     Release of Parcels. None Permitted.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


             Mortgage Loan No. 4-- Furniture Plaza & Plaza Suites


                             Loan Information
-----------------------------------------------------------------------------
Mortgage Loan Seller:              WFB

Original Balance:                  $47,000,000

Cut-off Date Balance:              $46,875,004

First Payment Date:                03/01/2003

Interest Rate:                     5.2300%

Amortization Term:                 240 months

ARD:                               No


Maturity Date:                     02/01/2013

Expected Maturity Balance:         $30,070,702

Sponsor:                           Vornado Realty Trust

Interest Calculation:              Actual/360

Call Protection:                   25 payment lockout from date of
                                   origination, with U.S. Treasury
                                   defeasance for the following 92
                                   payments, and open to prepayment
                                   without premium thereafter until loan
                                   maturity.










Cut-off Date Balance per SF:       $ 64.80

Up-front Reserves:                 RE Tax:                 $144,969

                                   Insurance:              $51,400

                                   Advance Rent: (1)       $1,504,793

Ongoing Reserves:                  RE Tax:                 $48,323/month

                                   Insurance:              $5,140/month

                                   Replacement:            $6,028/month

                                   Advance Rent:           (2)

                                   TI/LC:                  (3)

                                   Operating Expense:      (4)

Lockbox:                           In-Place, Hard

--------------------------------- ------------------- -----------------------


                        Property Information
------------------------------------------------------------------------------
Shadow Rating:(5)            BBB-/BBB-

Single Asset/Portfolio:      Single Asset

Property Type:               Retail

Property Sub-type:           Anchored

Location:                    High Point, NC

Year Built/Renovated:        1960/2001

Occupancy Rate:(6)           97.9%

Square Footage:              723,419



The Collateral:              Two anchored retail buildings

Ownership Interest:          Fee




                                                            Lease
Major Tenants                   % NRA      Rent PSF      Expiration
-------------                   -----      --------      ----------

MMPI(7)                         26.5%       $13.50       06/30/2011

                                                            and

                                                         06/30/2016

Robinson & Robinson, Inc.       6.7%        $12.50       06/30/2007

Progressive Furniture, Inc.     5.8%        $13.50       06/30/2007


Property Management:         Merchandise Mart Properties, Inc. (MMPI)









U/W Net Cash Flow:           $7,411,849

Appraised Value: (8)         $75,000,000

Cut-off Date LTV Ratio:      62.5%

LTV Ratio at Maturity:       40.1%

U/W DSCR:                    1.95x



---------------------------- ---------------- ----------- ------------

(1) The advance rent escrow account includes approximately four months of debt service, real estate taxes, insurance and replacement reserves.

(2) Due to the nature of the semi-annual rent payments (June 1 and December 1) from the permanent tenants (the master lease pays monthly), an amount equal to the difference between five months worth of debt service, real estate taxes, insurance, replacement reserves and other amounts due under the loan documents, and the payments of five months of rent from all leases other than the master lease is deposited into the advance rent escrow semi-annually in advance (July 1 and January 1). Transfers from the advance rent escrow will be made monthly for the payment of debt service and the funding of the monthly reserves for taxes, insurance and replacement reserves.

(3) A TI/LC reserve of $5,910/month is springing upon (a) an event of default or (b) an assignment of the loan due to a sale of the property.

(4) An operating expense reserve is springing upon (a) an event of default or
    (b) the actual debt service coverage ratio falling below 1.50x. The debt service coverage ratio is tested quarterly based on the lender's determination of underwritable net operating income using applicable rating agency criteria. Excess cash that is held by the lender will be retained as additional collateral and only released to the borrower after achievement of a debt service ratio coverage equal to or greater than 1.50x for four consecutive quarters.

(5) Fitch Ratings and Standard and Poor's have confirmed that the Furniture Plaza and Plaza Suites Mortgage Loan has, in context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "BBB-" / "BBB-" by Fitch Ratings and Standard and Poor's, respectively.

(6) Occupancy is based on the rent roll dated January 24, 2003.

(7) Rent PSF is calculated based on the total annual gross rent paid by the applicable tenant divided by their total leased square footage.

(8) As of January 6, 2003.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates

The Furniture Plaza and Plaza Suites Mortgage Loan

     The Loan. The fourth largest loan (the "Furniture Plaza and Plaza Suites Mortgage Loan") is evidenced by a promissory note secured by a Deed of Trust in the original principal amount of $47,000,000 and by an Assignment of Leases and Rents (and Fixture Filing) encumbering the 723,419 SF wholesale furniture showroom complex in High Point, North Carolina (the "Furniture Plaza and Plaza Suites Mortgaged Property").

     The Borrower. The borrower is Market Square-Furniture Plaza, L.P. (the "Furniture Plaza and Plaza Suites Borrower"), which owns no material assets other than the Furniture Plaza and Plaza Suites Mortgaged Property and related interests. The Furniture Plaza and Plaza Suites Borrower is a single purpose entity, with an independent director. The Furniture Plaza and Plaza Suites Borrower is sponsored by Vornado Realty Trust ("VNO"), a publicly traded REIT (NYSE - VNO) that has investment grade ratings of Baa3/BBB+ from Moody's and S&P, respectively. VNO is a fully integrated REIT, which owns and manages approximately 68 million SF of real estate properties. VNO conducts its business through Vornado Realty L.P. ("Vornado"), a Delaware limited partnership that is the operating partnership for the REIT. VNO is the sole GP and owner of approximately 79% of the common limited partnership interests in Vornado. At September 30, 2002, VNO had total assets of $9.1 billion mainly comprised of investment in real estate (at cost) of $6.8 billion. Liabilities totaled $4.3 billion comprised mainly of a combination of unsecured and secured borrowings. Additional liabilities totalling $2.1 billion are reflected as minority interests for the unitholders in the operating partnership. Total net worth is $2.7 billion. For the nine months ended September 30, 2002, VNO generated total revenues of $1,061 million and net income of $181 million. This compares to the 2001 year end results of $986 million of total revenues and $264 million of net income.

     The Property. The Furniture Plaza and Plaza Suites Mortgaged Property is located on the west side of Main Street (US Highway 311) between West Commerce Avenue and West Green Drive in downtown High Point, North Carolina. The property is located in High Point furniture market and sits directly across Main Street from the International Home Furnishings Center ("IHFC"), the largest building in High Point at 3.4 million SF. The Furniture Plaza and Plaza Suites Mortgaged Property consists of the Furniture Plaza building of six-stories plus a full lower level (the Club Level) totaling 302,966 NRA and the Plaza Suites building of four-stories plus a full lower level totaling 420,452 NRA. Furniture Plaza was originally constructed in 1960 and was essentially doubled in size with a 1987 expansion, and later renovated as part of the Plaza Suites new construction. Plaza Suites represents new construction completed in 2001. The property is leased to a combination of long-term tenants with lease terms ranging from 2 to 5 years, and temporary tenants under a long-term master lease to a wholly owned subsidiary of Vornado. These temporary tenants lease their space on terms ranging from 6 months to 2 years and pay a significantly higher rental rate to the master lessor (not reflected in lenders U/W Net Cash Flow). Temporary tenants are a mainstream part of the High Point real estate market. The site is 3.47 acres, irregular in shape and has adequate frontage along Main Street, the primary thoroughfare within the neighborhood.

     Significant Tenants. Merchandise Mart Properties, Inc. ("MMPI") occupies 191,768 SF (26.5% of the total NRA) under two leases for 190,196 SF and 1,572 SF, respectively, each for $13.50 PSF gross and modified gross, respectively. The first lease expires in June 2016, the second in June 2011. MMPI is a borrower related tenant and a wholly owned subsidiary of VNO (the REIT operating partnership) and represents the entity that manages all of Vornado's mart properties (nearly 8 million SF) as well as manages a number of merchandise shows in North America. MMPI generates over $80 million in revenue that is mainly from trade shows and expense reimbursement (primarily labor) from the properties it manages. Expenses are a combination of various payroll related items and the rent expense under the Plaza Suites and Suites at Market Square master leases in High Point. Recurring net income before taxes for MMPI is roughly $3 million.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates

Robinson & Robinson, Inc. occupies 48,618 SF (6.7% of the total NRA) under a lease for $12.50 PSF modified gross expiring in June 2007. A California based manufacturer of mid-priced leather upholstered furniture manufactured in Mexico, Robinson & Robinson, Inc. started in the 1980's and sells to department stores and major and regional furniture retailers. This is its first lease in High Point.

Progressive Furniture, Inc. occupies 41,620 SF (5.8% of the total NRA) under a lease for $13.50 PSF modified gross expiring in June 2007. Based in Ohio, Progressive Furniture, Inc. started in the 1980's manufacturing bedroom, dining room and occasional tables and has been in High Point since inception. It sells to major and regional furniture retailers.

     Property Management. The Furniture Plaza and Plaza Suites Mortgaged Property is managed by Merchandise Mart Properties, Inc., which is an affiliate of the Furniture Plaza and Plaza Suites Borrower and the largest tenant of the property.

     Mezzanine Loan and Preferred Equity Interest. Not allowed.

     Additional Indebtedness. Not allowed.

     Release of Parcels. None permitted.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


----------------------------------------------------------------------------
                   Mortgage Loan No. 5 -- Inland Portfolio 2

                              Loan Information
-----------------------------------------------------------------------------
Mortgage Loan Seller:               BSCMI

Original Balance:                   $41,190,000

Cut-off Date Balance:               $41,190,000

First Payment Date:                 11/01/2002

Interest Rate:                      5.5000%

Amortization Term:                  Interest Only

ARD:                                No


Maturity Date:                      10/01/2009

Expected Maturity Balance:          $41,190,000

Sponsor:                            Inland Retail Real Estate Trust, Inc.

Interest Calculation:               30/360

Call Protection:                    35 payment lockout from date of
                                    origination, subject to a prepayment
                                    with a prepayment premium equal to the
                                    greater of 1% and yield maintenance for
                                    the following 47 payments, and open to
                                    prepayment without premium thereafter
                                    until loan maturity.





Cut-off Date Balance per SF:        $72.65

Up-front Reserves:                  None

Ongoing Reserves:                   (1)






Lockbox:                            Springing, Soft/Hard(2)
------------------------------      -----------------------------------------


                             Property Information
-----------------------------------------------------------------------
Shadow Rating:(3)           A/BBB

Single Asset/Portfolio:     Portfolio

Property Type:              Retail

Property Sub-type:          Anchored

Location:                   See table below

Year Built/Renovated:       See table below

Occupancy Rate:             See table below

Square Footage:             566,945


The Collateral:             Five community retail centers and one
                            single tenant retail property

Ownership Interest:         Fee




                                                         Lease
Major Tenants                  % NRA      Rent PSF    Expiration
-------------                  -----      --------    -----------

See table below


Property Management:        Inland Southeast and Inland Southern
                            Management, LLC.

U/W Net Cash Flow:          $6,072,730



Appraised Value: (4)        $76,475,000

Cut-Off Date LTV Ratio      53.9%

LTV Ratio at Maturity:      53.9%

U/W DSCR:                   2.68x




--------------------------- ---------------- ------------ -------------


----------------------- --------------- ------ -------------- --------- ------------ ------------- ----------------- ----------
                                                Year Built/   Square     Appraised
    Property Name            City       State    Renovated     Feet      Value(4)    Occupancy(5)   Major Tenant     % NRA(6)
    -------------            ----       -----    ---------     -----     -----       ---------      -------------    -----
Walk at Highwoods       Tampa            FL        2001        140,722   $24,500,00       95.8%    Linens N Things    23.5%

Hillsboro Square        Deerfield Beach  FL      1961/2002     145,410  $22,400,000      100.0%    Publix             37.4%

Chesterfield Crossing   Midlothian       VA        2000         68,894  $11,800,000      100.0%    Ben Franklin       29.1%
                                                                                                   Craft

Northpoint Marketplace  Spartanburg      SC        2001        120,547   $8,575,000       90.1%    Ingles             69.1%

Hampton Point SC        Taylors          SC      1993/1999      58,316   $4,600,000      100.0%    Bi-Lo              77.4%

Circuit City, Rome      Rome             GA        2000         33,056    4,600,000      100.0%    Circuit City      100.0%
----------------------- --------------- ------ -------------- --------- ------------ ------------- ----------------- ----------


-----------------------  ----------- -------------
                                        Lease
    Property Name        Rent PSF     Expiration
    -------------             ----    ----------
Walk at Highwoods         $12.00      01/31/2017

Hillsboro Square          $12.99      10/31/2022


Chesterfield Crossing     $11.22      10/31/2015

Northpoint Marketplace    $4.95       09/01/2021

Hampton Point SC          $7.51       06/01/2018

Circuit City, Rome        $12.71      02/28/2021
-----------------------  ----------- -------------


(1) Tax and insurance reserves spring if the borrower fails to provide evidence of payment or evidence that the property that the property is under and insurance blanket policy. Replacement reserve springs if any required repairs are not completed within six months of closing or if the borrower fails to provide evidence of property maintenance.

(2) Springing lockbox is triggered upon the debt service coverage ratio falling below 1.75x. Thereafter, if the debt service coverage ratio falls below 1.15x, or an event of default or a bankruptcy or insolvency of the borrower or the property manager, then the borrower is required to sweep money daily from the clearing bank to a cash management account controlled by the lender.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates



(3) Fitch Ratings and Standard and Poor's have confirmed that the Inland Portfolio 2 Mortgage Loan has, in context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A" / "BBB" by Fitch Ratings and Standard and Poor's, respectively.

(4) Appraised value for the Walk at Highwoods, Hillsborough Square, Chesterfield Crossing, Northpoint Marketplace, Hampton Point SC and Circuit City Rome properties are as of July 29, 2002, October 9, 2002, July 27, 2002, August 19, 2002, August 1, 2002 and August 5, 2002,
    respectively.

(5) Occupancy is based on rent rolls dated November 26, 2002, February 12, 2003 and February 20, 2003.

(6) Based on the net rentable area for the appropriate property only.

The Inland Portfolio 2 Mortgage Loan

     The Loan. The fifth largest loan (the "Inland Portfolio 2 Mortgage Loan") is evidenced by six promissory notes, secured by six cross-collateralized and cross-defaulted first priority mortgage on six anchored retail properties (the "Inland Portfolio 2 Mortgaged Properties") located in Rome, GA, Taylors, SC, Tampa, FL, Deerfield Beach, FL, Spartanburg, SC, and Midlothian, VA.

     The Borrowers. The Inland Portfolio 2 Mortgage Loan was made to six borrowers, each a single purpose entity which owns no material assets other than a particular Inland Portfolio 2 Mortgaged Property and related interests. Each borrower is wholly owned by Inland Retail Real Estate Limited Partnership, which is an affiliate of Inland Southeast Real Estate Trust, Inc. which had total assets of $1.386 billion as of September 30, 2002. The Inland Group, Inc. is the parent company whose principals formed Inland Retail Real Estate Trust, Inc, as well as many affiliated and advisory groups involved in various real estate activities. As of July 2002, the Inland Group employed over 700 people, managed over $3 billion in assets, and managed over 22 million SF of retail and other commercial property. Among the affiliates of The Inland Group is the largest property management firm in Illinois and one of the largest commercial real estate and mortgage banking firms in the Midwest.

     The Properties.

     Walk at Highwoods, located in Tampa, Florida, is a 140,722 SF community power center. The property is anchored by Circuit City, Linens N Things and Michael's. Freestanding tenants in the center include Bennigan's, Dunkin Donuts, and Panera Bread Company. Built in 2001, the center is located on Bruce Downs Road, a primary 4-lane road. The property has easy access to I-75 and is accessible to all parts of Tampa and Hillsborough County. The property is currently 95.8% occupied.

     Hillsboro Square, located in Deerfield Beach, Florida, is a 145,410 community shopping center anchored by Publix and Eckerd. The property has been recently renovated and redeveloped at an estimated cost of $3.7 million, including all new facades, new landscaping, parking surfaces and signage. The former 38,000 SF Publix was expanded and replaced with a new 54,379 SF store. The property is currently 100% occupied.

     Chesterfield Crossing, located in Midlothian, Virginia, is a 68,984 SF community shopping center anchored by a PetsMart and a Ben Franklin Craft Store. The center is shadow anchored by Wal-Mart and Home Depot. There are four outparcels, including Payless Shoes & Great Clips, Chick-Fil-A, IHOP, and Mattress Outlet. The property is located on the six-lane Hull Street Road in a suburb approximately 15 miles from Richmond. The center was built in 2000 and is currently 100% occupied.

     Northpoint Marketplace, located in Spartanburg, South Carolina, is a 120,547 SF community shopping center anchored by an Ingles Market. Constructed in 2001, Northpoint Marketplace is located near the intersection of Highway 176 with Interstates 85 to the south and 26 to the north and has a traffic count of approximately 19,000 cars daily. The property is located approximately 6 miles Northwest from Spartanburg's central business district. Northpoint Marketplace is currently 90.1% occupied.

     Hampton Point SC, located in Taylors, South Carolina is a 58,316 SF center anchored by Bi-Lo. Built in 1993 and renovated in 1999, the property is 100% occupied by five tenants. The property is located at the intersection of Highway 29 and Tappan Road in the northeast area of Greenville. The property is currently 100% occupied.

This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


     Circuit City Rome, located in Rome, Georgia is a 33,056 SF free standing Circuit City. The property is an out parcel on the southeast corner of Mount Berry Square Mall, which is anchored by JC Penney and Belks. The property was built in 2000 and has access to and visibility from Martha Berry Highway. The property is currently 100% occupied.

     Property Management. The Inland Portfolio 2 Mortgaged Properties are managed by Inland Southeast Property Management Corp, and Inland Southern Management, LLC, affiliates of the borrowers.

     Mezzanine or Subordinate Indebtedness. Not allowed

     Additional Indebtedness. Not allowed.


     Release Provisions. After the lockout period, subject to satisfaction of certain conditions including that the debt service coverage ratio on the remaining properties being not less than 2.70x and the loan to value ratio on the remaining properties not exceeding 60%, the borrowers can obtain a release of any one or more of the Inland Portfolio 2 Properties by prepaying, together with the required prepayment premium, 115% of the promissory note executed by the applicable borrower.

     Property Substitution. Subject to the satisfaction of certain conditions, including rating agency confirmation, the borrowers can substitute a replacement property for an Inland Portfolio 2 Mortgaged Property as collateral for the Inland Portfolio 2 Mortgage Loan.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


                    Mortgage Loan No. 6 - North Ranch Mall

                              Loan Information
-----------------------------------------------------------------------------
Mortgage Loan Seller:               PMCF

Original Balance:                   $30,000,000

Cut-off Date Balance:               $27,927,666(1)

First Payment Date:                 02/03/2003

Interest Rate:                      5.5300%(2)

Amortization Term:                  360 months

ARD:                                Yes

Anticipated Repayment Date:         01/01/2013

Expected Balance at ARD:            $23,457,059

Final Maturity Date:                01/01/2033

Sponsor:                            Meyer Nugit

Interest Calculation:               Actual/360

Call Protection:                    27 payment lockout from date of
                                    origination, with U.S. Treasury
                                    defeasance for the following 89
                                    payments, and open to prepayment
                                    without premium thereafter until loan
                                    maturity.




Cut-off Date Balance per SF:        $151.26

Up-front Reserves:                  RE Tax:             (3)

                                    Insurance:          (3)

Ongoing Reserves:                   RE Tax:             (3)

                                    Insurance:          (3)

                                    Environmental:      (4)

                                    Other:              (5)



Lockbox:                            Springing

------------------------------------- ------------------- -------------------



                        Property Information
---------------------------------------------------------------------
Shadow Rating:              NAP

Single Asset/Portfolio:     Single Asset

Property Type:              Retail

Property Sub-type:          Anchored

Location:                   Westlake Village, CA

Year Built/Renovated:       1980/1989

Occupancy Rate:(6)          98.1%

Square Footage:             184,638



The Collateral:             An anchored shopping center

Ownership Interest:         Fee




                                                           Lease
Major Tenants                  % NRA      Rent PSF      Expiration
-------------                  -----      --------      ----------
Ralphs                         18.3%        $4.47       07/31/2005

Rite Aid                       9.6%         $2.39       05/31/2013

Neuvie                         6.4%        $24.39       03/16/2005

Property Management:        DSB Properties, Inc.





U/W Net Cash Flow:          $3,460,521

Appraised Value: (7)        $46,500,000

Cut-Off Date LTV Ratio:     60.1%

LTV Ratio at ARD:           50.4%

U/W DSCR:                   1.81x



--------------------------- ---------------- ------------ -----------

(1) On February 19, 2003, the borrower exercised a one-time option to pay down the loan by $2,000,000.

(2) After the ARD, the interest rate steps up to the greater of 5.5300% plus two hundred (200) basis points or the Treasury Rate plus two hundred (200) basis points. Payment of the additional interest is deferred.

(3) Borrower has posted a letter of credit for $225,000, which represents one-half of the annual tax and insurance payments, in lieu of funding a monthly tax and insurance escrow account. Borrower may continue to pay taxes and insurance premiums directly so long as no continuing event of default exists under the loan.

(4) Borrower has posted a letter of credit for $185,000, which will be released to the borrower upon receipt of a new Phase II environmental report reasonably acceptable to lender confirming that at least one of the following conditions has been satisfied: (i) the residual concentration of Perchlorethylene ("PCE") in the soil has been reduced by 90% from the current levels as described in the existing Phase II report dated December 2002, (ii) the residual PCE in the soil is below 100 parts per billion, or
    (iii) the residual PCE in the soil is below the current California and regulatory action levels and guidelines, if published.

(5) On the date occurring six months prior to each of the Ralphs lease expiration and the Trader Joe's lease expiration, the borrower is required to establish a leasing reserve in the form of either cash or a letter of credit in the amount of $200,000 for the Ralphs space and $95,000 for the Trader Joe's space.

(6) Occupancy is based on the rent roll dated December 1, 2002.

(7) As of November 27, 2002.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


The North Ranch Mall Mortgage Loan

     The Loan. The sixth largest loan (the "North Ranch Mall Mortgage Loan") is secured by a first priority mortgage on the North Ranch Mall located in Westlake Village, California.

     The Borrower. The borrower is North Ranch Properties, LP, a California limited partnership. The borrower owns no material assets other than the subject property and related interests. The sponsor for this transaction is Meyer Nugit.

     The Property. North Ranch Mall is a 184,638 SF retail center located in Westlake Village, California. Westlake Village is located approximately 10 miles north of the Malibu coast. The subject property was constructed in 1980 and renovated in 1989. Approximately 20% of the total NRA is utilized as office space.

     The Ventura Freeway and the Moorpark Freeway provide access to the subject property. According to the appraiser, occupancies for the six most competitive centers in the area range from 94% - 100% with an average occupancy of 96.5%. The site is approximately 18.27 acres and contains approximately 903 parking spaces (4.89 per 1,000 SF).

     Significant Tenants: The subject property is 98.1% occupied by a total of 44 tenants.

     Ralphs occupies 33,823 SF (18.3% of the total NRA) under a lease for $4.47 PSF expiring in 2005. Ralphs has one remaining extension option for five years, which will take its lease expiration to July 2010 if exercised. Ralphs is a wholly owned subsidiary of Kroger (rated BBB- by S&P, BBB by Fitch and Baa3 by Moody's) and has been in continuous occupancy since the subject property's development in 1980.

     Rite Aid occupies 17,700 SF (9.6% of the total NRA) under a lease for $2.39 PSF expiring in 2013 after recently exercising a 10-year extension option. Rite Aid has been in continuous occupancy since the subject property's development in 1980, but originally opened as a Thrifty Drug Store in 1980. Rite Aid acquired Thrifty in 1997.

     Neuvie occupies 11,900 SF (6.4% of the total NRA) under a lease for $24.39 PSF expiring in 2005. Neuvie has been in continuous occupancy since 1990. Neuvie is an independent furniture store specializing in Scandinavian style high end home furnishings.

     While no other tenant occupies more than 5.5% of the subject property's NRA, Trader Joe's occupies 9,922 SF (5.4% of the total NRA) under a lease for $16.24 PSF expiring in 2004. Trailer Joe's has one remaining extension option for five years, which will take its lease expiration to 2009 if exercised. Trader Joe's has been in continuous occupancy since 1989.

     Property Management. The subject property is managed by DSB Properties, Inc. which is not an affiliate of the borrowing entity.

     Mezzanine or Subordinate Indebtedness. Not allowed.

     Additional Indebtedness. Not allowed.

     Release of Parcels. None permitted.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


                      Mortgage Loan No. 7 -- Quaker Park


                             Loan Information
----------------------------------------------------------------------------
Mortgage Loan Seller:               BSCMI

Original Balance:                   $27,250,000

Cut-off Date Balance:               $27,165,796

First Payment Date:                 02/01/2003

Interest Rate:                      5.9250%

Amortization Term:                  300 months

ARD:                                No



Maturity Date:                      01/01/2013

Expected Maturity Balance:          $21,114,456

Sponsor(s):                         Michael O'Neill; Erik Kolar

Interest Calculation:               Actual/360

Call Protection:                    47 payment lockout from date of
                                    origination, with U.S. Treasury
                                    defeasance thereafter until loan
                                    maturity.











Cut-off Date Balance per SF:        $133.98

Up-front Reserves:                  RE Tax:                $291,000

                                    Insurance:             $32,712

                                    Replacement:           $3,379

                                    TI/LC:                 $10,417



Ongoing Reserves:                   RE Tax:                $32,333/month

                                    Insurance              $3,755/month

                                    Replacement:           $3,379/month

                                    TI/LC:                 $10,417/month

Lockbox:                            Springing, Soft/Hard(1)
------------------------------------- ------------------- ------------------


                        Property Information

----------------------------------------------------------------------
Shadow Rating:               NAP

Single Asset/Portfolio:      Single Asset

Property Type:               Office

Property Sub-type:           Suburban

Location:                    Conshohocken, PA

Year Built/Renovated:        1920/2001

Occupancy Rate: (2)          89.0%

Square Footage:              202,754



The Collateral:              A suburban office building

Ownership Interest:          Fee





                                                           Lease
Major Tenants                   % NRA      Rent PSF      Expiration
-------------                   -----      --------      ----------
Quaker Chemical                 37.8%        $15.57      02/28/2017

Nationwide Insurance(3)         18.9%       $25.69       11/10/2006

                                                            and

                                                         12/31/2007

TMX Interactive                 9.9%        $27.03       07/31/2008

Property Management:         Preferred Asset Management, LLC.









U/W Net Cash Flow:           $2,963,050

Appraised Value: (4)         $36,000,000

Cut-off Date LTV Ratio:      75.5%

LTV Ratio at Maturity:       58.7%

U/W DSCR:                    1.42x


---------------------------- ---------------- ----------- ------------


(1) Springing lockbox is triggered upon an event of default, the insolvency of borrower or property manager, or if the debt service coverage ratio for the preceding twelve months falls below a 1.10x.

(2) Occupancy is based on rent roll dated January 1, 2003.

(3) Rent PSF is calculated based on the total annual gross rent paid by the applicable tenant divided by their total leased square footage.

(4) As of November 19, 2002.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


The Quaker Park Mortgage Loan

     The Loan. The seventh largest loan (the "Quaker Park Mortgage Loan") is secured by a first priority mortgage on the Quaker Park building in Conshohocken, Pennsylvania.

     The Borrower. The borrower is Quaker Park Associates, LP, a single purpose entity which owns no material assets other than the subject property and related interests. One of the borrower's general partners is Quaker Park, Inc., also a single purpose entity. The principal's of the borrower are Preferred Real Estate Developers, LP and Quaker Chemical Corporation. The borrower is controlled by Preferred Real Estate Developers, LP, a real estate investment and development company specializing in office and industrial properties. Its principals, Michael O'Neill and Erik Kolar, have over 50 years of combined real estate management experience. The company currently owns more than 8 million SF of commercial space and was ranked by the Philadelphia Business journal as the second largest commercial developer in the Philadelphia metropolitan area.

     The Property. Quaker Park is a newly redeveloped and expanded, 202,754 SF office building completed in 2001. The building consists of two joined buildings connected by a central atrium. The property has unique finishes, including exposed brick walls, exposed wood beams, and wooden floors and ceilings. Care was taken during the redevelopment to preserve many of the historical touches of the original early 1900's design. Amenities include an onsite gym and cafeteria in the Quaker Chemical space.

     The subject property is located in Conshohocken, Pennsylvania, approximately 20 minutes from the Philadelphia central business district. The subject property is located near the interchange of Interstates 76 and 476 with PA Route 23. Interstate 76 is the primary east/west interstate highway servicing the Philadelphia region and Interstate 476 is the primary north/south interstate highway in the western suburbs of the Philadelphia region.

     Tenants at the subject property include insurance companies, a chemical company, a law firm, and the headquarters for Preferred Real Estate Investments, Inc. Approximately 40% of the rental income at the property is attributed to three investment grade tenants, Nationwide Insurance, John Hancock, and Sunoco. Leases for approximately 37.8% of the NRA expire beyond the loan term.

     Significant Tenants. The property is currently 89.0% occupied by 7 tenants.

     Quaker Chemical (NYSE: KWR) occupies 76,672 SF (37.8% of the total NRA) under a lease for $15.57 PSF expiring in 2017. Quaker Chemical develops, produces & markets formulated chemical specialty products for heavy industrial and manufacturing applications.

     Nationwide Insurance, a mutual insurance company rated A- by S&P and A3 by Moody's, occupies 38,224 SF (18.9% of the total NRA) under two leases for $25.50 PSF for 31,029 SF and $26.50 PSF for 7,195 SF. The leases expire in 2007 and 2006, respectively. Nationwide provides a full range of insurance and financial services and has more than 16 million policies in force. It is one of the top financial services companies in the world, with more than $113 billion in assets. It is currently ranked 136 on the Fortune 500.

     Property Management. The property is managed by Preferred Asset Management, LLC, an affiliate of the Preferred Real Estate Investments, Inc.

     Mezzanine or Subordinate Indebtedness. Not Allowed.

     Additional Indebtedness. Not Allowed.

     Release of Parcels. None permitted.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


            Mortgage Loan No. 8 -- Renaissance Pere Marquette Hotel


                              Loan Information
-----------------------------------------------------------------------------
Mortgage Loan Seller:                PMCF

Original Balance:                    $25,000,000(1)

Cut-off Date Balance:                $25,000,000(1)

First Payment Date:                  04/01/2003

Interest Rate:                       6.4400%

Amortization Term:                   300 months

ARD:                                 No



Maturity Date:                       03/01/2013

Expected Maturity Balance:           $19,721,874

Sponsor(s):                          Kimberly-Clark Corporation and H.
                                     Hunter White, III

Interest Calculation:                Actual/360

Call Protection:                     25 payment lockout from date of
                                     origination with U.S. Treasury
                                     defeasance for the following 91
                                     payments and open thereafter to
                                     prepayment without premium until loan
                                     maturity.




Cut-off Date Balance per Unit:       $89,285.71

Up-front Reserves:                   Debt Service:     $196,734

                                     Insurance:        $130,000 (2)

Ongoing Reserves:                    Debt Service:     (3)

                                     Replacement:      (4)





Lockbox:                             In-Place, Hard

------------------------------------- ------------------- -------------------



                        Property Information
---------------------------------------------------------------------
Shadow Rating:              NAP

Single Asset/Portfolio:     Single Asset

Property Type:              Hotel

Property Sub-type:          Full Service

Location:                   New Orleans, LA

Year Built/Renovated:       1926/2001

Occupancy Rate:(5)          70.6%

Units:                      280



The Collateral:             A 280 room full service hotel

Ownership Interest:         Fee




Property Management:        Renaissance Hotel Operating Company













U/W Net Cash Flow:          $2,291,628

Appraised Value:(6)         $45,600,000

Cut-Off Date LTV Ratio:     54.8%

LTV Ratio at Maturity:      43.3%

U/W DSCR: (7)               1.14x



--------------------------- ---------------- -------- ---------------


(1) Represents the senior A-Note portion of a $27,000,000 total mortgage debt.

(2) The borrower posted a $130,000 letter of credit, which represents one-half of the annual insurance payments.

(3) The Up-front Reserve amount represents one month's debt service. Payments in the amount of excess cash flow (after payment of debt service and operating expenses) will be deposited into the reserve until the balance equals three times the monthly debt service (the "Debt Service Reserve Cap") due under the loan. If the balance falls below the cap, payments will resume until the Debt Service Reserve Cap is reached. In the event that, on any given payment date, insufficient funds are on deposit in the deposit account to pay the aggregate monthly payment amount due, then, to the extent funds are on deposit in the debt service reserve, and provided no event of default has occurred and is continuing, mortgagee shall apply funds in the debt service reserve to the payment of the aggregate monthly payment amount. The reserve shall be held as additional security for the debt.

(4) The loan documents require that the borrower shall make monthly payments to a replacement reserve based on the amounts required as follows: (i) 1% of gross revenue for year one of the loan term, (ii) 2% for year two of the loan term, (iii) 3% for years three through year five of the loan term and (iv) thereafter, the amount funded to the reserve shall be the greater of 4% of gross revenue or the amount required under the management agreement. Not withstanding the foregoing, for so long as the management agreement with Renaissance Hotel Operating Company is in full force and effect, and the agreement provides for the allocation of funds for an FF&E reserve (provided such funds are deposited by Renaissance Hotel Operating Company into the designated account), borrower will not be obligated to make deposits into the reserve. However, to the extent the amounts deposited into the designated account are not at least equal to the amounts required under the loan documents, the borrower will be obligated to deposit such difference into the reserve.

(5) Occupancy is based on the occupancy report dated January 3, 2003.

(6) As of October 8, 2002.

(7) See "Stabilization Guaranty" below.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


The Renaissance Pere Marquette Hotel Mortgage Loan

     The Loan. The eighth largest loan (the "Renaissance Pere Marquette Hotel Mortgage Loan") is secured by a first priority mortgage on the Renaissance Pere Marquette Hotel located in New Orleans, Louisiana, which mortgage on the subject property also secures a subordinate $2,000,000 B-Note mortgage loan (the "Renaissance Pere Marquette Hotel B-Note Loan").

     The Borrower. The borrower is Pere Marquette Hotel Partners, L.L.C., a Louisiana limited liability company. The borrower owns no material assets other than the subject property and related assets. The sponsors for this transaction are Kimberly-Clark Corporation and H. Hunter White, III.

     The Property. The Renaissance Pere Marquette Hotel is a 18-story, 280 room, full service hotel located in the New Orleans financial district, one block from the French Quarter. Local surface arteries and the interstate and state highway systems provide access to the subject property. Valet parking for guests is available through the hotel at a parking garage located immediately adjacent to the subject property.

     Originally developed as an office building in 1926, the property was completely renovated and converted into a hotel in 2001. A portion of the renovations was paid for by historic rehabilitation tax credits. The hotel maintains certain architectural features of the original building, including marble entry floors, an original staircase and open bi-level lobby.

     The hotel consists of 128 king-size rooms, 26 queen-size rooms, five parlor rooms, and 121 double rooms. In addition, the property features the 90-seat Rene' Bistro and Bar restaurant, a fitness center, an outdoor heated swimming pool, a gift shop and approximately 6,676 feet of flexible meeting space.

     Property Management. Management of the subject property is provided by Renaissance Hotel Operating Company, pursuant to a 20-year hotel management agreement.

     Through its affiliation with Marriott International, the hotel is entitled to access to the worldwide marketing and reservations programs of the Marriott group, which supports over 2,300 hotels and resorts, vacation timeshare resorts and senior living communities around the world. The management agreement incorporates the terms of the standalone franchise agreement customarily utilized by Marriott, particularly as it relates to brand maintenance, central reservations, marketing and allocation of costs.

     Operating Lease. In order to take advantage of the historic tax credit rehabilitation associated with the subject property, the borrower leased the hotel to an affiliated operator pursuant to a 35-year net lease including taxes, insurance and other operating expenses. The operator, Pere Marquette Hotel Operating Company, L.L.C., pays monthly rent to the borrower.

     Mezzanine or Subordinate Indebtedness. The Renaissance Pere Marquette Hotel Mortgage Loan and the Renaissance Pere Marquette Hotel B-Note Loan are subject to a co-lender agreement. For so long as no monetary event of default or other material event of default exists with respect to the loans, and the loans are not being specially serviced, payments of interest and principal will be made on both loans, based on their respective interest rates and amortization terms. However, for as long as a monetary event of default or other material event of default exists with respect to the loans, after any grace period or cure period, or the loans are being specially serviced payments of principal and interest due on The Renaissance Pere Marquette Hotel B-Note Loan will be subordinate to the payment of principal and interest due on The Renaissance Pere Marquette Hotel Mortgage Loan. In the event that there exists an event of default under the Renaissance Pere Marquette Hotel Mortgage Loan and the Renaissance Pere Marquette Hotel Mortgage Loan becomes specially serviced, the holder of the Renaissance Pere Marquette Hotel B-Note Loan will be entitled to purchase the Renaissance Pere Marquette Hotel Mortgage Loan from the trust at a price generally equal to the principal balance plus accrued interest without any prepayment premium.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


     Additional Indebtedness. No additional indebtedness is allowed under the loan documents. However, an outstanding deferred developer fee obligation to Pere Marquette Developers, L.L.C., an affiliate of the borrower, in the amount of $7,585,563, is and will remain outstanding during the term of the loan. This unsecured obligation of the borrower, which arose in connection with the renovation of the hotel, is subject to a subordination and standstill agreement entered into by Pere Marquette Developers, L.L.C., for the benefit of the lender. In addition, equipment leases required in the ordinary course of business for a hotel of similar size and quality (in an amount not to exceed $200,000 in the aggregate) are permitted.

     Release of Parcels. The subject property presently includes a small parcel of land adjacent to the hotel that provides loading access to the hotel as well as the parking garage used to valet park hotel guests and service driveway. The loading area, garage and service driveway will be released following a pending subdivision that will occur subsequent to the loan closing, subject to permanent easement rights that will permit the continued operation of the hotel as it is currently operated.

     Stabilization Guaranty. Kimberly-Clark Corporation, rated AA by S&P, AA by Fitch and Aa2 by Moody's, has provided an additional guaranty of $7 million as a Stabilization Guaranty for the benefit of both the first mortgage financing as well as the additional financing (additional debt position is subordinate). Such guaranty may be reduced in stages, such that a portion of the guaranty will remain in effect until the subject property performs at a level of underwritten net cash flow, based on trailing 12-month actual results, that yields a debt service coverage ratio of at least 1.65x, assuming that the Renaissance Pere Marquette Hotel Mortgage Loan had originally been made with a principal balance of $27 million, with the same amortization term and interest rate as provided under Renaissance Pere Marquette Hotel Mortgage Loan (i.e., without regard to the terms of or amounts due under Renaissance Pere Marquette Hotel B-Note Loan). No stepdown of the guaranty may occur earlier than 12 months after the opening of the Arts Hotel, a Renaissance flagged hotel, currently owned by a subsidiary of Kimberly-Clark Corporation. In the event that the credit rating of Kimberly-Clark Corporation is reduced to BBB or lower (or its equivalent), borrower will be required to post a letter of credit in an amount equal to the then-current recourse amount due under the Stabilization Guaranty.



This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


                    Mortgage Loan No. 9 -- 100 Court Street


                             Loan Information
----------------------------------------------------------------------------
Mortgage Loan Seller:               BSCMI

Original Balance:                   $21,500,000

Cut-off Date Balance:               $21,463,607

First Payment Date:                 03/01/2003

Interest Rate:                      6.5250%

Amortization Term:                  300 months

ARD:                                No



Maturity Date:                      02/01/2013

Expected Maturity Balance:          $16,987,451



Sponsor:                            Forest City Enterprises, Inc.

Interest Calculation:               Actual/360

Call Protection:                    25 payment lockout from date of
                                    origination, with U.S. Treasury
                                    defeasance for the following 91
                                    payments, and open to prepayment
                                    without premium thereafter until loan
                                    maturity.







Cut-off Date Balance per SF:        $210.06

Up-front Reserves:                  RE Tax:            $22,802

                                    Replacement:       $1,277

                                    Ground rent:       $29,583

                                    TI/LC              $6,417



Ongoing Reserves:                   RE Tax:            $11,541/month

                                    Replacement:       $1,277/month

                                    Ground rent:       $29,583/month

                                    TI/LC              $6,417/month

Lockbox:                            Springing,Hard(1)

------------------------------------- ------------------- ------------------


                        Property Information
----------------------------------------------------------------------
Shadow Rating:               NAP

Single Asset/Portfolio:      Single Asset

Property Type:               Retail

Property Sub-type:           Urban

Location:                    Brooklyn, NY

Year Built/Renovated:        1999

Occupancy Rate: (2)          100.0%

Square Footage:              102,177



The Collateral:              An urban retail center with a 12-screen
                             stadium seating theater and two story
                             retail.

Ownership Interest:          Leasehold




                                                        Lease
Major Tenants                 % NRA    Rent PSF       Expiration
-------------                 -----    --------       ----------
United  Artists(3)            78.3%    $34.52         09/30/2006

                                                          and

                                                       07/05/2011

Barnes & Noble                21.7%       $32.67       07/31/2015


Property Management:         First New York Partners









U/W Net Cash Flow:           $2,653,342

Appraised Value: (4)         $29,800,000

Cut-off Date LTV Ratio:      72.0%

LTV Ratio at Maturity:       57.0%

U/W DSCR:                    1.52x



---------------------------- ---------------- ----------- ------------

(1) Springing lockbox is triggered upon an event of default, insolvency of the borrower or property manager, or if the tenant, United Artists, goes dark.

(2) Occupancy is based on the rent roll dated November 15, 2002.

(3) Rent PSR is calculated based on the total annual gross rent paid by the applicable tenant divided by their total leased square footage.

(4) As of November 12, 2002.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


The 100 Court Street Mortgage Loan

     The Loan. The ninth largest loan (the "100 Court Street Mortgage Loan") is evidenced by a promissory note and is secured by a first priority mortgage on the borrower's leasehold interest in a retail property (the "100 Court Street Mortgaged Property") located at 100 Court Street in Brooklyn, New York.

     The Borrower. The borrower is FC Court Street Associates, LLC, a single purpose entity that owns no material assets other than the property and related interests. The borrower is controlled by Forest City Enterprises, Inc, which had approximately $4.9 billion in total assets, with $3.8 billion in net real estate assets as of October 31, 2002. As of January 2002, the company owned approximately 18.5 million SF of retail space, 8.8 million SF of office space, and more than 35,000 residential units. In addition, Forest City Enterprises, Inc. owns five theaters in the New York City area.

     The Property. The 100 Court Street Mortgaged Property is a 102,177 SF, 7-story multiplex movie theater and retail building. Constructed in 1999, the building is 100.0% occupied by a twelve-screen United Artists theater with stadium seating and a 22,217 SF Barnes & Noble Bookstore. The property has access to various subway and bus lines, the Brooklyn-Queens Expressway, and the Brooklyn Bridge.

     The 100 Court Street Mortgaged Property is located in the Brooklyn Heights section of Brooklyn, NY, four blocks south of Montague Street, a growing residential neighborhood with various restaurants and shops. 100 Court Street is a few blocks from Downtown Brooklyn. It is also in close proximity to Brooklyn Law School, Brooklyn Polytechnic University, and the residential areas of Cobble Hill, Boerum Hill, and Park Slope. Within a 1/2 mile and 1 mile ring, the population is 33,612 and 99,855, respectively, with average household income within the same respective distance of $116,152 and $89,625.

     Due to the density of real estate development, few new theaters have been built in Brooklyn in the last 20 years. There are a total of 12 movie theaters and 75 screens, averaging 6.25 screens per theater.

     Significant Tenants: The 100 Court Street Mortgaged Property is 100.0% occupied by 2 tenants.

     United Artists occupies 80,010 SF (78.3% of the total NRA) under two leases for $35.50 PSF and $30.88 PSF expiring in 2011 and 2006. United Artists is part of the Regal Entertainment Group (NYSE: RGC), which is the largest motion picture exhibitor, with 543 theater locations and 5,776 screens. The current company, a result of the combination of Regal Cinemas, Edwards Theatres, and United Artists, is roughly twice the size of its nearest competitor and accounts for approximately 17% of the domestic screen count and 23% of the domestic box office.

     The UA Court Street 12 theater has recently been ranked #44 in the country based on box office sales, according to Nielson EOI, Inc. The theater reported total sales of $9.7 million or $810,000 per screen for the trailing 12 month period ended October, 2002, which is significantly above the national average of $300,000 per screen and the chain's national average of $379,000.

     Barnes & Noble, Inc. (NYSE:BKS) occupies 22,217 SF (21.7% of the total
NRA) under a lease for $32.67 PSF expiring in 2015. Barnes & Noble is the currently one of the largest bookseller in the United States, with approximately 900 stores in 49 states under the Barnes & Noble and B. Dalton names. The store reported sales of approximately $333 PSF based on seven months of 2002 annualized and $310 PSF in 2001.

     Property Management. First New York Partners, an affiliate of the borrower.

     Mezzanine or Subordinate Indebtedness. Not Allowed.

     Additional Indebtedness. Not Allowed.

     Release of Parcels. None Permitted.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


             Mortgage Loan No. 10 -- Canyon Plaza Shopping Center


                             Loan Information
----------------------------------------------------------------------------
Mortgage Loan Seller:               WFB

Original Balance:                   $21,000,000

Cut-off Date Balance:               $20,955,051

First Payment Date:                 02/01/2003

Interest Rate:                      6.0600%

Amortization Term:                  360 months

ARD:                                No



Maturity Date:                      01/01/2013

Expected Maturity Balance:          $17,874,076

Sponsor(s):                         Jack J. Jakosky and Terry Hackett

Interest Calculation:               Actual/360

Call Protection:                    35 payment lockout from the date of
                                    origination, with U.S. treasury
                                    defeasance for the following 81
                                    payments, and open to prepayment
                                    without premium thereafter until loan
                                    maturity.




Cut-off Date Balance per SF:        $130.31

Up-front Reserves:                  RE Tax:            $97,852

                                    Insurance:         $15,960


Ongoing Reserves:                   RE Tax:            $24,463/month

                                    Insurance:         $1,995/month

                                    Replacement:       $2,522/month

                                    TI/LC: (1)         $13,750/month

                                    Other:             (2)

Lockbox:                            NAP
------------------------------------- ------------------- ------------------



                        Property Information
----------------------------------------------------------------------
Shadow Rating:               NAP

Single Asset/Portfolio:      Single Asset

Property Type:               Retail

Property Sub-type:           Unanchored

Location:                    Anaheim Hills, CA

Year Built/Renovated:        1976-78/1999

Occupancy Rate:(3)           98.3%

Square Footage:              160,805



The Collateral:              Nine building retail center

Ownership Interest:          Fee




                                                           Lease
Major Tenants                   % NRA      Rent PSF      Expiration
-------------                   -----      --------      ----------
LA Fitness                      24.8%       $16.20       4/30/2014

Foxfire                         10.0%        $6.61       7/31/2003

Crown Hardware                  6.2%        $12.36       10/15/2010

Property Management:         Jakosky Properties, Inc.






U/W Net Cash Flow:           $2,179,903

Appraised Value: (4)         $28,000,000

Cut-off Date LTV Ratio:      74.8%

LTV Ratio at Maturity:       63.8%

U/W DSCR:                    1.43x


---------------------------- ---------------- ----------- ------------

(1) Monthly TI/LC reserve is capped at $216,600.

(2) At the earlier to occur of (a) LA Fitness goes dark or (b) LA Fitness defaults on its lease, borrower to immediately commence funding property's excess cash flow (after payment of debt service and operating expenses approved by lender) into a TI/LC account specific to the LA Fitness lease space. The impound will be suspended when the account reaches a balance of $1,158,979 ($29.05 PSF).

(3) Occupancy is based on the rent roll dated October 9, 2002.

(4) As of November 6, 2002.


The Canyon Plaza Shopping Center Mortgage Loan

     The Loan. The tenth largest loan (the "Canyon Plaza Shopping Center Mortgage Loan") is evidenced by a promissory note secured by a Deed of Trust and Absolute Assignment of Rents and Leases (and Fixture Filing) encumbering the 160,805 SF retail center in Anaheim Hills, California (the "Canyon Plaza Shopping Center Mortgaged Property").


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates


     The Borrower. The borrower is Canyon Plaza, LLC (the "Canyon Plaza Shopping Center Borrower"), a Delaware limited liability company that owns no material assets other than the Canyon Plaza Shopping Center Mortgaged Property and related interests. The Canyon Plaza Shopping Center Borrower is a Single Purpose Entity. The principals of the borrower are Terry Hackett (through the Hackett Family Trust) and Jack J. Jakosky who jointly hold a 36% managing member interest in the borrowing entity. The remaining 64% member interests are held by numerous investors, none with an interest greater than 10%.

     The Property. The Canyon Plaza Shopping Center Mortgaged Property is located on the northeast corner intersection of Imperial Highway and Santa Ana Canyon Road, immediately south of the Riverside (91) Freeway, in Anaheim Hills, California. The Canyon Plaza Shopping Center Mortgaged Property is situated on 15.33 acres and is improved with a neighborhood shopping center totaling 160,805 SF. Anchored by LA Fitness and Crown Hardware, building improvements include two in-line shop buildings, two anchor stores, and five freestanding pad buildings. The Canyon Plaza Shopping Center Mortgaged Property was originally constructed in 1976-78 and was remodeled in 1999 and contains 865 parking spaces.

     Significant Tenants. LA Fitness occupies 39,896 SF (24.8% of the total
NRA) under a triple net lease for $16.20 PSF which lease expires in April 2014 with two five-year and one thirty-month extension options. As of year-end 2001, LA Fitness operated a total of 78 health and/or sports clubs, including 35 in California, 20 in Georgia, 11 in Arizona, 8 in Florida, 2 in Pennsylvania, and 2 in New Jersey. As of year-end 2001, the company had executed 25 leases on future facility sites, which are currently under construction or in the planning stages.

Foxfire Restaurant occupies a single 16,044 SF building (10.0% of the total
NRA) under a triple net lease for $6.61 PSF which lease expires in July 2003 with one ten-year extension option. The current lease commenced in August 1993.

Crown Hardware occupies 9,900 SF (6.2% of the total NRA) under a triple net lease for $12.36 PSF which lease expires in October 2010 with two five-year extension options. Crown Hardware has been in the Anaheim Hills area for 16 years.

     Property Management. The Canyon Plaza Shopping Center Mortgaged Property is managed by Jakosky Properties, Inc. which is an affiliate of the Canyon Plaza Shopping Center Borrower. The management agreement is subordinate and subject to the Canyon Plaza Shopping Center Mortgage Loan.

     Mezzanine Loan and Preferred Equity Interest. Not allowed.

     Additional Indebtedness. Not allowed.

     Release of Parcels. None permitted.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          $855,630,000 (Approximate)
                Prudential Commercial Mortgage Trust 2003-PWR1
        Series 2003-PWR1 Commercial Mortgage Pass-Through Certificates



                  STATEMENT REGARDING ASSUMPTIONS AS TO
                  -------------------------------------
              SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
              ---------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., CIBC World Markets, Corp., and Wells Fargo Brokerage Services, LLC (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.


This information has been prepared in connection with the issuance of the securities referenced above and is based in part on information provided by the mortgage loan sellers with respect to the expected characteristics of the mortgage loans ("the Mortgage Loans") in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return hypothesized herein will be achieved. For example, it is very unlikely that the Mortgage Loans will prepay at a constant rate or follow a predictable pattern. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument in any jurisdiction or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE ONLY PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. THESE MATERIALS SUPERSEDE ANY PRIOR TERM SHEETS RELATING TO THE MORTGAGE LOANS. In the event of any such offering, these materials, including any description of the Mortgage Loans contained herein, shall be deemed superseded in their entirety by such Prospectus and Prospectus Supplement. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.